UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/04/2005

Unitrin, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-18298

DE	95-4255452
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One East Wacker Drive, Chicago, IL 60601
(Address of Principal Executive Offices, Including Zip Code)

312-661-4600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

Attached as Exhibit 99 to this Report is the presentation script for the informal portion of the Annual Shareholders Meeting of Unitrin, Inc. (the "Company") on May 4, 2005. The slides which will accompany this presentation are available on the Company's website at www.unitrin.com.

The information contained in this Report is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act or 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as expressly stated in such filing.

This Report may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give expectations or forecasts of future events. The reader can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "believe(s)," "goal(s)," "target(s)," "estimate(s)," "anticipate(s)," "forecast(s)," "project(s)," "plan(s)," "intend(s)," "expect(s)," "might," "may" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this Report. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the Company's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance; actual results could differ materially from those expressed or implied in the forward-looking statements. Among factors that could cause actual results to differ materially are:

-   Changes in general economic conditions, including performance of financial markets, interest rates, and unemployment rates and the inflationary impact on claims;

-   Heightened competition, including with respect to pricing, entry of new competitors and the development of new products by new and existing competitors;

-   The number and severity of insurance claims (including those associated with catastrophe losses) and their impact on the adequacy of loss reserves;

-   The inflationary impact of the availability of labor and materials on repair and reconstruction costs;

-   Changes in the pricing or availability of reinsurance;

-   Changes in the financial condition of reinsurers and amounts recoverable therefrom;

-   Changes in industry trends;

-   Regulatory approval of insurance rates, policy forms, license applications and similar matters;

-   Governmental actions (including new laws or regulations or court decisions interpreting existing laws and regulations or policy provisions) and adverse judgments in litigation to which the Company or its subsidiaries are parties;

-   Regulatory, accounting or tax changes that may affect the cost of, or demand for, the Company's products or services;

-   Changes in distribution channels, methods or costs resulting from changes in laws or regulations, lawsuits or market forces;

-   Changes in ratings by credit rating agencies and/or A.M. Best Co., Inc.;

-   Realization of economies of scale;

-   Absolute and relative performance of the Company's products or services;

-   Ability to maintain uninterrupted operation of facilities and business operations; and

-   Other risks and uncertainties described from time to time in the Company's filings with the SEC.

No assurances can be given that the results contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. The Company assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Report. The reader is advised, however, to consult any further disclosures the Company makes on related subjects in filings made with the SEC.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Unitrin, Inc.

Date: May 04, 2005.	By:	/s/ Scott Renwick
Scott Renwick
Senior Vice President

Exhibit Index

Exhibit No.	Description
EX-99.	Presentation Script Dated May 4, 2005